UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2019

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55765	80-0966998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

For the year ended December 31, 2018, Inland Residential Properties Trust, Inc. (the “Company”) paid cash dividends of approximately $1,705,231 to stockholders of Class A common stock, approximately $377,678 to stockholders of Class T common stock and approximately $284,937 to stockholders of Class T-3 common stock. For income tax purposes only, 24.9% were treated as capital gains and 75.1% were treated as nondividend distributions (which are treated for income tax purposes as a return of capital to the extent of a stockholder’s basis in its shares and thereafter as capital gain).  The following table denotes the nature of the Company’s monthly cash dividends paid in 2018 for income tax purposes only. Stockholders are advised to consult with their tax advisors about the specific tax treatment of distributions paid by the Company in 2018.  All amounts are stated in dollars per share.

Record Date	Distribution Payment Date	Total Cash Dividends	Ordinary Dividend	Capital Gain	Nondividend Distributions

Class A Common Stock:
December 1-31, 2017	January 3, 2018	$0.106164	$—	$0.026393	$0.079771
January 1-31, 2018	February 1, 2018	$0.106164	$—	$0.026393	$0.079771
February 1-28, 2018	March 1, 2018	$0.095890	$—	$0.023839	$0.072051
March 1-31, 2018	April 2, 2018	$0.106164	$—	$0.026393	$0.079771
April 1-30, 2018	May 1, 2018	$0.102740	$—	$0.025541	$0.077199
May 1-31, 2018	June 1, 2018	$0.106164	$—	$0.026393	$0.079771
June 1-30, 2018	July 2, 2018	$0.102740	$—	$0.025541	$0.077199
July 1-31, 2018	August 1, 2018	$0.106164	$—	$0.026393	$0.079771
August 1-31, 2018	September 4, 2018	$0.106164	$—	$0.026393	$0.079771
September 1-30, 2018	October 1, 2018	$0.102740	$—	$0.025541	$0.077199
October 1-31, 2018	November 1, 2018	$0.106164	$—	$0.026393	$0.079771

Class T Common Stock:
December 1-31, 2017	January 3, 2018	$0.085823	$—	$0.021336	$0.064487
January 1-31, 2018	February 1, 2018	$0.085823	$—	$0.021336	$0.064487
February 1-28, 2018	March 1, 2018	$0.077518	$—	$0.019271	$0.058247
March 1-31, 2018	April 2, 2018	$0.085513	$—	$0.021259	$0.064254
April 1-30, 2018	May 1, 2018	$0.082751	$—	$0.020572	$0.062179
May 1-31, 2018	June 1, 2018	$0.085509	$—	$0.021258	$0.064251
June 1-30, 2018	July 2, 2018	$0.082751	$—	$0.020572	$0.062179
July 1-31, 2018	August 1, 2018	$0.085509	$—	$0.021258	$0.064251
August 1-31, 2018	September 4, 2018	$0.085509	$—	$0.021258	$0.064251
September 1-30, 2018	October 1, 2018	$0.082751	$—	$0.020572	$0.062179
October 1-31, 2018	November 1, 2018	$0.085509	$—	$0.021258	$0.064251

Class T-3 Common Stock:
December 1-31, 2017	January 3, 2018	$0.102512	$—	$0.025485	$0.077027
January 1-31, 2018	February 1, 2018	$0.102512	$—	$0.025485	$0.077027
February 1-28, 2018	March 1, 2018	$0.092592	$—	$0.023019	$0.069573
March 1-31, 2018	April 2, 2018	$0.103014	$—	$0.025610	$0.077404
April 1-30, 2018	May 1, 2018	$0.099205	$—	$0.024663	$0.074542
May 1-31, 2018	June 1, 2018	$0.102512	$—	$0.025485	$0.077027
June 1-30, 2018	July 2, 2018	$0.099205	$—	$0.024663	$0.074542
July 1-31, 2018	August 1, 2018	$0.102512	$—	$0.025485	$0.077027
August 1-31, 2018	September 4, 2018	$0.102512	$—	$0.025485	$0.077027
September 1-30, 2018	October 1, 2018	$0.099205	$—	$0.024663	$0.074542
October 1-31, 2018	November 1, 2018	$0.102512	$—	$0.025485	$0.077027

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date: January 25, 2019	By:	/s/ Catherine L. Lynch
	Name:	Catherine L. Lynch
	Title	Chief Financial Officer and Treasurer (Principal Financial Officer)